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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported)   October 8, 1996
                                                          ---------------


                                OROAMERICA, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


    Delaware                      0-21862                   94-238534
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(State or other             (Commission File            (IRS Employer
jurisdiction of                  Number)                Identification No.)
incorporation)


        443 North Varney Street
          Burbank, California                                91502
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(Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code:   (818) 848-5555
                                                    ------------------

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ITEM 5.   OTHER EVENTS.

        On October 8, 1996, the registrant released the information filed herewith as Exhibit 99.1.

ITEM 7.   EXHIBITS.

        99.1  Press release issued by the registrant on October 8, 1996.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 23, 1996                     OROAMERICA, INC.



                                            By: /s/ SHIU SHAO
                                                -----------------------------
                                                Shiu Shao, Vice President and
                                                Chief Financial Officer